Exhibit 21.1

NEWS CORPORATION
List of Subsidiaries

1Form Online Pty Ltd	Australia
A.C.N. 067 052 386 Pty Limited	Australia
Aarde Technosoft Private Limited	India
Adhoc Pty. Ltd.	Australia
Advertiser Newspapers Pty Limited	Australia
AH BR Pty Limited	Australia
Alesia Holdings, Inc.	United States of America
Allied Press Limited	Papua New Guinea
Amplify Education Holding, Inc.	United States of America
Anotherway Unlimited Company	United Kingdom
APN AP National Sales Pty Ltd	Australia
APN Educational Media Pty Limited	Australia
APN Newspapers Pty Ltd	Australia
APN Printing Services Pty Ltd	Australia
ARM Specialist Media Pty Ltd	Australia
Artson System Pty Ltd	Australia
Austar Entertainment Pty Limited	Australia
Austar Satellite Pty Ltd	Australia
Austar Satellite Ventures Pty Ltd	Australia
Austar Services Pty Ltd	Australia
Austar United Broadband Pty Ltd	Australia
Austar United Communications Pty Limited	Australia
Austar United Holdco1 Pty Ltd	Australia
Austar United Holdings Pty Limited	Australia
Austar United Mobility Pty Ltd	Australia
Austin Bidco Pty Ltd	Australia
Australian News Channel Pty Ltd	Australia
Authonomy Ltd	United Kingdom
Babstova Limited	Ireland
Benevolus Holdings LLC	United States of America
Betten Financial News BV	Netherlands
Big Sea International Limited	British Virgin Islands
Binni Pty Limited	Australia
BookArmy Limited	United Kingdom
Brickz Research Sdn Bhd	Malaysia
Brisbane Broncos (Licencee) Pty Limited	Australia
Brisbane Broncos Corporation Pty Ltd (Trustee)	Australia

Brisbane Broncos Corporation Trust	Australia
Brisbane Broncos Limited	Australia
Brisbane Broncos Management Corporation Pty Ltd	Australia
Brisbane Broncos Rugby League Club Ltd	Australia
Brisbane Professional Sports Investment Pty Ltd	Australia
Byron Shire News Pty Ltd	Australia
Capital Radio Productions Limited	Ireland
Capricornia Newspapers Pty. Ltd.	Australia
Careerone Services Pty Limited	Australia
Casa dos Livros Editora Ltda.	Brazil
Central Queensland News Publishing Company Pty Ltd	Australia
Century Programming Ventures Corp.	United States of America
Century United Programming Ventures Pty Limited	Australia
Chesterland Pty Ltd	Australia
Chinchilla Newspapers Pty. Ltd.	Australia
Chippawa Pty Ltd	Australia
City Broadcasting Limited	Ireland
Cobuild Limited	United Kingdom
Coffs Coast Re Marketing Pty Ltd	Australia
Collins Bartholomew Limited	United Kingdom
Continental Century Pay TV Pty Limited	Australia
Cork Media Enterprise Limited	United Kingdom
County Media Limited	Ireland
CTV Pty Ltd	Australia
Customer Services Pty Limited	Australia
Davies Brothers Pty Limited	Australia
DEI CSEP, Inc.	United States of America
Direct Net Access Limited	Ireland
DJBI, LLC	United States of America
Dolphin Bookclub Limited	United Kingdom
Dovevale Pty Ltd	Australia
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Malaysia) Sdn. Bhd.	Malaysia
Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones & Company, Inc.	United States of America
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China
Dow Jones AER Company, Inc.	United States of America
Dow Jones Business Interactive (U.K.) Limited	United Kingdom
Dow Jones Canada, Inc.	Canada

Dow Jones Colombia S.A.S.	Colombia
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Do Brasil Serviços Econômicos Ltda.	Brazil
Dow Jones Haber Ajansi Anonim Sirketi	Turkey
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International Advertising & Marketing Services, Inc.	United States of America
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Italia SRL	Italy
Dow Jones NBV Bulgaria EOOD	Bulgaria
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones News Services (Proprietary) Limited	South Africa
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Southern Holding Company, Inc.	United States of America
Dow Jones Trademark Holdings LLC	United States of America
Dow Jones WSJA Philippines, Inc.	Philippines
Editora HR Ltda.	Brazil
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Inc.	United States of America
eFinancialNews Limited	United Kingdom
Eisa Finance Pty Limited	Australia
Elara Technologies Pte. Ltd.	India
Eric Bemrose Limited	United Kingdom
Evergreen Trading Company L.L.C.	United States of America
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France
Factiva Business Information (Spain), S.L.	Spain
Factiva Limited	United Kingdom
Factiva LLC	United States of America
Factiva, Inc.	United States of America
Farshore Books Limited	United Kingdom
Festival Records International Limited	United Kingdom
Flatmates.com.au Pty Ltd	Australia
Forever Broadcasting Limited	United Kingdom
Fourth Estate Limited	United Kingdom

Fox Sports Australia B.V.	Netherlands
Fox Sports Australia Pty Limited	Australia
Fox Sports Streamco Pty Limited	Australia
Fox Sports Venues Pty Limited	Australia
Foxtel Australia Pty Limited	Australia
Foxtel Cable Television Pty Limited	Australia
Foxtel Finance Pty Limited	Australia
Foxtel Holdings Pty Limited	Australia
Foxtel Management Pty Limited	Australia
Foxtel Partnership	Australia
Foxtel Television Partnership	Australia
Freedom Platform L.L.C.	United States of America
FS (Australia) I Pty Limited	Australia
Generate Canada ULC	Canada
Generate, Inc.	United States of America
George Allen & Unwin (Publishers) Limited	United Kingdom
Gladstone Newspaper Company Pty Ltd	Australia
GoHome H.K. Co. Limited	Hong Kong
GoHome Macau Co Ltd	Macau
Gold Coast Publications Pty. Limited	Australia
Grand Central Broadcasting Limited	United Kingdom
Grupo Nelson Inc.	United States of America
Gympie Times Pty. Ltd.	Australia
Harlequin (UK) Limited	United Kingdom
Harlequin Books S.A.	Switzerland
Harlequin Digital Sales Corporation	United States of America
Harlequin Enterprises (Australia) Pty Ltd.	Australia
Harlequin Enterprises II BV/Sarl	Luxembourg
Harlequin Enterprises UK Limited	United Kingdom
Harlequin Enterprises ULC	Canada
Harlequin Holdings Inc.	United States of America
Harlequin Holdings S.A.	Switzerland
Harlequin India Private Limited	India
Harlequin Magazines Inc.	United States of America
Harlequin Products Inc.	United States of America
Harlequin Retail Inc.	United States of America
Harlequin Sales Corporation	United States of America
Harper Collins Publishers India Limited	India
HarperCollins (UK)	United Kingdom
HarperCollins Brasil Holdings Participações Societárias S.A.	Brazil
HarperCollins Canada Limited	Canada

HarperCollins Christian Publishing, Inc.	United States of America
HarperCollins Focus, LLC	United States of America
HarperCollins France S.A	France
HarperCollins Iberica S.A.	Spain
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Italia S.p.A.	Italy
HarperCollins Mexico, SA de CV	Mexico
HarperCollins Nordic AB	Sweden
HarperCollins Polska S.P. Z.o.o.	Poland
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers L.L.C.	United States of America
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Ltd	Canada
HarperCollins Publishers Middle East Books Trading LLC	United Arab Emirates
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
HarperCollins US LLC	United States of America
Heritage Media L.L.C.	United States of America
Heritage Media Services L.L.C.	United States of America
Homestore, Inc.	United States of America
Houghton Mifflin Harcourt IP LLC	United States of America
Illona Investments Pty Ltd	Australia
Independent Radio Group Limited	United Kingdom
Independent Radio News Limited	United Kingdom
Investor's Business Daily, LLC	United States of America
IPGA Management Services Sdn Bhd	Malaysia
iProperty (Thailand) Co., Ltd.	Thailand
iProperty Group Asia Pte. Ltd.	Singapore
iProperty Group Pty Ltd	Australia
iProperty.com Events Sdn Bhd	Malaysia
iProperty.com Malaysia Sdn Bhd	Malaysia
IREF Solutions Private Limited	India
Jacolyn Pty Ltd	Australia
Kid Ruang Yu Co., Ltd.	Thailand
Kidillia Pty Ltd	Australia
KIP Limited	United Kingdom
KK HarperCollins Japan (aka Kabushiki Kaisha HarperCollins Japan)	Japan
Laurelgrove Pty Limited	Australia
Leader Associated Newspapers Pty. Ltd.	Australia

Leckie & Leckie Limited	United Kingdom
Letts Educational Limited	United Kingdom
LGI Bidco Pty Limited	Australia
LGI Investments 1 Pty Limited	Australia
LGI Investments 2 Pty Limited	Australia
Locon Solutions Private Limited	India
Magpie Holdings, Inc.	United States of America
Main Event Television Pty Ltd	Australia
Main Street 1035 (Pty) Limited	South Africa
Makaan.com Private Limited	India
MarketWatch, Inc.	United States of America
Marshall Pickering Holdings Limited	United Kingdom
Medium Rare Content Agency New Zealand Ltd	New Zealand
Medium Rare Content Agency Pty Ltd	Australia
Messenger Press Proprietary Limited	Australia
Mills & Boon Limited	United Kingdom
Minorite Pty Ltd	Australia
Mirror Newspapers Pty Limited	Australia
Move Canada Systems ULC	Canada
Move Sales, Inc.	United States of America
Move, Inc.	United States of America
Moving.com, Inc.	United States of America
MSIM, Inc.	United States of America
Multi Channel Network Pty Ltd	Australia
Muse Recruitment Holdings Limited	United Kingdom
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty Limited	Australia
NC Audience Exchange, LLC	United States of America
NC Transaction, Inc.	United States of America
NC UK Holdings Inc	United States of America
NCA Broadcasting Pty Ltd	Australia
NCA Ventures Pty Ltd	Australia
NCIH LLC	United States of America
NCNS Holdings, LLC	United States of America
New Zealand News Channel Limited	New Zealand
News America Marketing Digital L.L.C.	United States of America
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store L.L.C.	United States of America
News America Marketing In-Store Services L.L.C.	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America

News Australia Holdings LLC	United States of America
News Australia Holdings Partnership	Australia
News Australia Holdings Pty Limited	Australia
News Australia Investments Pty Ltd	Australia
News Australia Pty Limited	Australia
News Classifieds Network (NCN) Pty Limited	Australia
News Collins Holdings Limited	United Kingdom
News Collins Holdings Partnership	Australia
News Collins Limited	United Kingdom
News Corp Australia Holdings Pty Limited	Australia
News Corp Australia Investments Pty Limited	Australia
News Corp Australia Partnership	Australia
News Corp Australia Pty Limited	Australia
News Corp Holdings UK & Ireland	United Kingdom
News Corp Holdings, Inc.	United States of America
News Corp Investments I Limited	United Kingdom
News Corp Investments II Limited	United Kingdom
News Corp Investments LLC	United States of America
News Corp Investments UK & Ireland	United Kingdom
News Corp Technology, Inc.	United States of America
News Corp UK & Ireland Limited	United Kingdom
News Digital Media Pty Limited	Australia
News FHC Holdings, LLC	United States of America
News Finance Inc.	United States of America
News Group Newspapers Limited	United Kingdom
News Group/Times Newspapers U.K., Inc.	United States of America
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News Ireland Limited	United Kingdom
News Life Media Pty Limited	Australia
News Limited of Australia, Inc.	United States of America
News Live Limited	United Kingdom
News Logistics Limited	United Kingdom
News of the World Limited	United Kingdom
News Pay TV Financing Pty Ltd	Australia
News Pay TV Pty Limited	Australia
News Preferred Holdings Inc	United States of America
News Press Ireland Limited	Ireland
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Promotions Limited	United Kingdom

News Property Three Limited	United Kingdom
News Pty Limited	Australia
News Solutions Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News UK & Ireland Direct Limited	United Kingdom
News UK & Ireland Limited	United Kingdom
News UK & Ireland Newspapers Limited	United Kingdom
News UK & Ireland Recruitment Holdings Limited	United Kingdom
News UK & Ireland Trading Limited	United Kingdom
News UK Automotive Limited	United Kingdom
News UK Broadcasting Limited	United Kingdom
News UK Finance Holdings I LLC	United States of America
News UK Finance Holdings II LLC	United States of America
Newsett Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
NNC Insurance Services Vermont, Inc.	United States of America
NNC Insurance Services, Inc.	United States of America
North Coast News Pty Ltd	Australia
Northern Star Ltd	Australia
NOVII Pty Ltd	Australia
NTS Technology Services Private Limited	India
NWS Digital Asia Pte. Limited	Singapore
NWS Digital India Private Limited	India
NWS NewsTech ULC	Canada
NXE Australia Pty Limited	Australia
NXEA Media Pty Limited (formerly Foxtel Media Pty Limited)	Australia
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Oku Tech Private Limited	India
Opcity Acquisition LLC	United States of America
Opcity Inc.	United States of America
Ozhomevalue Pty Ltd	Australia
Pacific Sports Holdings Pty Limited	Australia
Pacific Sports International Pty Limited	Australia
Pay TV Management Pty Limited	Australia
Pay TV Partnership	Australia
PBL Pay TV Pty Ltd	Australia

Perfecttaste Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Post Courier Limited	Papua New Guinea
Prakard IPP Co., Ltd.	Thailand
Presto Entertainment Pty Limited	Australia
Presto TV Pty Limited	Australia
PropTiger Marketing Services Private Limited	India
PropTrack Pty Ltd	Australia
Pulse FM Limited	United Kingdom
Punters Paradise Pty Limited	Australia
Punters Paradise UK Limited	United Kingdom
Queensland Entertainment Services Pty Ltd	Australia
Queensland Newspapers Pty. Ltd.	Australia
Racing Internet Services Pty Ltd	Australia
Radio County Sound Limited	Ireland
REA Asia Holding Co. Pty Ltd	Australia
REA Financial Services Holding Co. Pty Ltd	Australia
REA Group Consulting (Shanghai) Co. Limited	China
REA Group Hong Kong Limited	Hong Kong
REA Group Ltd	Australia
REA HK Co Limited	Hong Kong
REA Hong Kong Management Co Limited	Hong Kong
REA US Holding Co. Pty Ltd	Australia
realestate.com.au Home Loans Mortgage Broking Pty Ltd	Australia
realestate.com.au Pty Limited	Australia
RealSelect, Inc.	United States of America
Realty Business Intelligence Private Limited	India
Rentalutions Inc.	United States of America
Review Publishing Company Limited	Hong Kong
Royal Children's Hospital Good Friday Appeal Limited	Australia
Ruby Newco LLC	United States of America
Sabawin Pty Limited	Australia
Sadanika Solutions Private Limited	India
Saturn (NZ) Holding Company Pty Ltd	Australia
Selectra Pty Ltd	Australia
Shawnee Limited	Ireland
Signal Radio Limited	United Kingdom
Simply Zesty Limited	Ireland
Simply Zesty UK Limited	United Kingdom
Sky Cable Pty Limited	Australia
SMART Expo Limited	Hong Kong

Smart Source Direct L.L.C.	United States of America
Smartline Home Loans Pty Ltd	Australia
Smartline Operations Pty Limited	Australia
Soccerbet Limited	United Kingdom
Sound Digital Limited	United Kingdom
South Pacific Post Pty Ltd	Papua New Guinea
Sport by Numbers Pty Limited	Australia
Stanthorpe Newspaper Services Unit Trust	Australia
Story(ation) Pty Limited	Australia
Storyful Americas, LLC	United States of America
Storyful Limited	Ireland
Streamotion Pty Limited	Australia
STV Pty Ltd	Australia
Sunshine Coast Newspaper Company Pty. Ltd.	Australia
Swansea Sound Limited	United Kingdom
Switchdigital (London) Limited	United Kingdom
Switchdigital (Scotland) Limited	United Kingdom
Talk Radio UK Limited	United Kingdom
talkSPORT Limited	United Kingdom
Teacup Real Estate Media, LLC	United States of America
The Bundaberg Newspaper Company Pty. Limited	Australia
The Cairns Post Proprietary Limited	Australia
The Country Music Channel Pty Limited	Australia
The Courier-Mail Children's Fund Pty Ltd	Australia
The Daily Examiner Pty Ltd	Australia
The Daily Holdings, Inc.	United States of America
The Digital Radio Group (London) Limited	United Kingdom
The Geelong Advertiser Proprietary Limited	Australia
The Herald and Weekly Times Pty Limited	Australia
The Independent Broadcasting Corporation	Ireland
The Internet Business Limited	United Kingdom
The Mackay Printing and Publishing Company Pty Limited	Australia
The Maryborough Hervey Bay Newspaper Company Pty Ltd	Australia
The North Queensland Newspaper Company Pty Limited	Australia
The Queensland Times Pty. Limited	Australia
The South Burnett Times Pty. Ltd.	Australia
The Sun Limited	United Kingdom
The Sun US, Inc.	United States of America
The Sunday Times Limited	United Kingdom
The Sunday Times Whisky Club Limited	United Kingdom
The Times Limited	United Kingdom

The Times Literary Supplement Limited	United Kingdom
The Tweed Newspaper Co Pty Ltd	Australia
The Wall Street Journal Europe Holding, Inc.	United States of America
The Wall Street Journal Europe SRL	Belgium
The Warwick Newspaper Pty. Limited	Australia
The Weather Channel Australia Pty Ltd	Australia
The Wireless Group (ILRS) Limited	United Kingdom
The Wireless Group Holdings Limited	United Kingdom
The Zondervan Corporation L.L.C.	United States of America
Think iProperty Sdn Bhd	Malaysia
Thomas Nelson Export Inc.	United States of America
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Toowoomba Newspapers Pty. Ltd.	Australia
Toptrack Learning Ltd	United Kingdom
Tower 107.4 FM Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Treaty Radio Limited	Ireland
TWG Payments Limited	United Kingdom
U105 Limited	United Kingdom
UAP Australia Programming Pty Ltd	Australia
Unwin Hyman Limited	United Kingdom
Verlagsgruppe HarperCollins Deutschland GmbH	Germany
Vida Melhor Editora S.A.	Brazil
Vida Publishers L.L.C.	United States of America
Vinatech Pty Ltd	Australia
Wall Street Journal India Publishing Private Limited	India
Way2Bet Pty Ltd	Australia
Western Star Pty. Ltd.	Australia
Whitsunday Times Unit Trust	Australia
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
Windytide Pty Ltd	Australia
Wire FM (1997) Limited	United Kingdom

Wireless Group Limited	United Kingdom
Wireless Group Media (GB) Limited	United Kingdom
Wireless Group New Media Limited	United Kingdom
Wireless Radio (ROI) Limited	Ireland
Wireless Radio Limited	United Kingdom
Wollongong Microwave Pty Ltd	Australia
Wolverhampton Area Radio Limited	United Kingdom
XYZnetworks Pty Limited	Australia
Zondervan (Republica Dominicana) S.A	Dominican Republic